TABLE OF CONTENTS

   USAA Family of Funds                                       1
   Message from the President                                 2
   Investment Review                                          4
   Message from the Managers                                  5
   Financial Information:
      Statement of Assets and Liabilities                    10
      Portfolio of Investments in Securities                 11
      Notes to Portfolio of Investments in Securities        26
      Statement of Operations                                27
      Statements of Changes in Net Assets                    28
      Notes to Financial Statements                          29


                            Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

                  USAA Investment Management Company
                  Attn: Report Mail
                  9800 Fredericksburg Road
                  San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Cornerstone Strategy Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1997, USAA. All rights reserved.



USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 33 funds by investment objective as of December 31, 1996.

                                                               Average Annual Total Return*
           Investment                   Inception                                                Since
            Objective                     Date         1 yr         5 yrs        10 yrs        Inception

========================================================================================================
  Capital Appreciation
  Aggressive Growth                     10/19/81       16.47        11.45         13.12           -
  Emerging Markets(1)                    11/7/94       16.59         -             -              4.84
  Gold(1)                                8/15/84        0.00         6.57           .93           -
  Growth                                  4/5/71       17.80        13.69         13.24           -
  Growth & Income                         6/1/93       23.04         -             -             16.24
  International(1)                       7/11/88       19.15        13.09          -             10.60
  S&P 500 Index(4)                        5/1/96        -            -             -             16.83+
  World Growth(1)                        10/1/92       19.08         -             -             13.66

  Asset Allocation
  Balanced Strategy                       9/1/95       13.45         -             -             12.49
  Cornerstone Strategy(1)                8/15/84       17.87        12.69         10.70           -
  Growth and Tax Strategy(2)**           1/11/89       11.12         9.64          -              9.97
  Growth Strategy(1)                      9/1/95       22.13         -             -             21.47
  Income Strategy                         9/1/95        3.00         -             -              9.72

  Income - Taxable
  GNMA                                    2/1/91        2.94         6.43          -              7.66
  Income                                  3/4/74        1.33         7.33          9.25           -
  Income Stock                            5/4/87       18.70        12.76          -             12.78
  Short-Term Bond                         6/1/93        6.31         -             -              5.60

  Income - Tax Exempt
  Long-Term(2)**                         3/19/82        4.47         6.87          7.37           -
  Intermediate-Term(2)**                 3/19/82        4.49         6.89          7.09           -
  Short-Term(2)**                        3/19/82        4.44         4.94          5.45           -
  California Bond(2)**                    8/1/89        5.39         7.29          -              7.65
  Florida Tax-Free Income(2)**           10/1/93        4.38         -             -              3.69
  New York Bond(2)**                    10/15/90        3.73         6.61          -              8.35
  Texas Tax-Free Income(2)**              8/1/94        5.25         -             -              9.44
  Virginia Bond(2)**                    10/15/90        5.06         7.09

  Money Market
  Money Market(3)                         2/2/81        5.24         4.37          5.84           -
  Tax Exempt Money Market(2,3)**          2/6/84        3.34         3.04          4.21           -
  Treasury Money Market Trust(3)          2/1/91        5.10         4.16          -              4.32
  California Money Market(2,3)**          8/1/89        3.27         2.93          -              3.64
  Florida Tax-Free Money Market(2,3)**   10/1/93        3.24         -             -              3.01
  New York Money Market(2,3)**          10/15/90        3.20         2.79          -              3.07
  Texas Tax-Free Money Market(2,3)**      8/1/94        3.25         -             -              3.32
  Virginia Money Market(2,3)**          10/15/90        3.17         2.87          -              3.20


Non-deposit investment products offered by USAA Investment Management Company are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, and are subject to investment risks, including possible loss of the principal amount invested.

For more complete information about the mutual funds managed and dis-tributed by USAA IMCO, including charges and expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

(1) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(2) Some income may be subject to state or local taxes or the federal alter-native minimum tax.

(3) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

(4) S&P 500(registered trademark) is a trademark of The McGraw-Hill Companies, Inc., and has been licensed for use. The product is not sponsored, sold or
promoted by Standard & Poor's,   and  Standard  &  Poor's  makes  no
representation   regarding  the  advisability of investing in the product.

* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax-exempt. California, Florida, New York, Texas, and Virginia funds available to residents only.

+  Cumulative total return since inception.


                             MESSAGE FROM THE PRESIDENT

On January 29, 1995, my wife and I became grandparents. Karl Joseph Marbach was born to Alexandra, my wife's daughter, and her husband Keith Marbach. When my wife learned of the name Alexandra and Keith had chosen, she smiled. She noted that my middle names are Joseph Carl, and she said, "I think this kid's college education is secure."
                                              -- May 31,  1995  Annual  Report

In the May 31, 1995, annual report, my message centered on regular, systematic investing, and I told you I was going to practice something I had preached for many years. I introduced you to my grandson, Karl Joseph, and told you I had set up an InveStart(Registered Trademark) account for his college expenses. This is a progress report.

By the time you read this message, Karl Joseph will be 24 months old -- a good time for an update. As you might expect me to say, Karl Joseph is a very bright guy. He is one of the few people whom our wire-haired dachshund, Brunhilde, will tolerate. We have found that Bruni is a discerning judge of people! One of Karl's favorite things is watching me toss grapes and catch them in my mouth. He loves stuffed animals, swimming, and his grandmother's cooking. I'm very pleased to say that his progress is just as I expected.

I'm also pleased to let you know that his education fund is progressing well too. I opened an InveStart account for Karl on June 2, 1995, in the Income Stock Fund. The NAV then was $14.77, and at this writing it is well over $16.00. In addition to my $100 initial investment, there have now been 17 electronic transfers of $50 into the account. That totals $950, and an interesting thing has happened. The account is worth much more than $950 because, in addition to dividends and appreciation, it has attracted other money. This is a college account and a great cause. Karl is surprisingly well on his way.

There is a lesson here. Funding a college education is a challenge, but starting early with an account like this is an excellent step. It provides a place for a few extra dollars that show up on special occasions.

"Secure" may be an exaggeration, but I did decide to practice one thing I have preached for many years ... I opened an InveStart (Registered Trademark) account for Karl Joseph.
                                                 -- May 31, 1995 Annual Report

We originally intended it for young USAA members as a good way to start investing. We found, however, that many grandparents were using it as I just did.
                                                 -- May 31, 1995 Annual Report

I do practice what I preach. Systematic investing makes sense, and InveStart has an expanded lineup of available funds. I encourage you to look at your investment as you study the information in this report, and if you are not investing regularly, please consider if it may be appropriate for you.

If you have any questions about our systematic investment plans or any of our other mutual funds, please call. Your team of account representatives will be glad to assist you with any questions you may have.

Sincerely,


Michael J.C. Roth
PRESIDENT AND
VICE CHAIRMAN OF THE BOARD

[Photograph of Michael J.C. Roth, President and Vice Chairman of the Board appears here.]

A systematic plan, such as InveStart, does not assure a profit or protect against loss in declining markets. Since such a plan involves continuous investment in securities regardless of fluctuating price levels, you should consider your financial ability to continue purchases through periods of low and high price levels.

For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses please call for a prospectus. Read it carefully before you invest.

The performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


INVESTMENT REVIEW

CORNERSTONE STRATEGY FUND

OBJECTIVE: Achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving purchasing power of shareholders' capital.

                                             5/31/96          11/30/96
Net Assets...........................  $1,035.8 MILLION    $1,152.3 MILLION
Net Asset Value Per Share............       $25.47             $26.60

Average Annual Total Returns as of 11/30/96
May 31, 1996 to November 30, 1996...............  9.19%+
 1 Year......................................... 20.02%
 5 Years........................................ 13.69%
10 Years........................................ 10.66%

 + Total returns for periods of less than one year are not annualized. This six-month return is cumulative.

[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 11/30/86 to 11/30/96, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: S&P 500 - $41,154 and the USAA Cornerstone Strategy Fund - $27,532.]

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Strategy Fund to the S&P 500 Index. The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

MESSAGE FROM THE MANAGERS

[A photo of Portfolio Managers John W. Saunders, Jr. (U.S. Government Securities), Harry W. Miller (Allocation Manager, Basic Value Stocks), Albert
C. Sebastian (Foreign Stocks), David G. Peebles (Foreign Stocks), W. Travis Selmier, II (Foreign Stocks), and Mark W. Johnson (Gold and Real Estate Stocks) appears here.]

The USAA Cornerstone Strategy Fund's objective is pursued by allocating the Fund's net assets within a widely-diversified portfolio of investments in the following categories: Basic Value Stocks (22-28%), Foreign Stocks (22-28%), U.S. Government Securities (22-28%), Real Estate Stocks (22-28%), and Gold Stocks (0-10%).

Basic Value Category
For the second year in a row the U.S. stock market continues to do exceptionally well. Interest rates, short- and long-term, are lower than a year ago. Inflation stays in the 3% area and earnings reports are good. All these factors are good for the stock market. Your Fund, as of November 30, 1996, is invested 24.7% in the basic value sector.

Currently, we hold 40 issues as compared to 39 at the time of the May 31 annual report. May Department Stores and Nordstrom (Retail - Department Stores) were positions added to the portfolio while Amerada Hess (Oil - Domestic) was sold. We look toward favorable comparisons in retail sales and earnings. Four holdings had stock splits: Chrysler, Monsanto, Olin, and Xerox.

Exceptionally good performers during the previous six-month period were Allstate (up 42.6%), Bristol-Myers Squibb (33.2%), Monsanto (31.6%), NICOR (31.5%), and Minnesota Mining & Manufacturing (22.7%). Some underperformers were XEROX (-6.6%), Ball (-11.3%), APL, Ltd. (-9.0%), and Olin Corp (-13.8%).

Your holdings are divisified in 22 industries. We do not see inflation getting out of control or interest rates having a dramatic move in either direction.
We will remain overweighted in Aerospace/Defense, Chemicals, Machinery - Diversified, Telephones, and Retailing.

Foreign Category
Since our last report, Eupopean market performance has remained favorable. On the other hand, performance of emerging markets has been mixed. Our underweighted position in Japan has proved correct as returns were negative.

     Europe - The European markets continued to provide favorable returns over the period due primarily to declining interest rates and further corporate restructuring. Both short- and long-term rates declined across Europe, particularly in Sweden, Italy, Spain, and Portugal, as central banks continued to ease credit and the inflation outlook improved. Our holdings in the Netherlands and Scandinavian contries made significant contributions to our European performance.

     Japan - Concerns stated six months ago - an anemic economy, problems within the banking system, lack of local investor participation, and the political uncertanity - still exist. Reducing our exposure to Japan and concentrating on export-related stocks proved to be a favorable strategy. With the current conditions, we hesitate to change our underweighted position in Japan.

     Emerging Markets - Spring rallies of most emerging markets ran out of steam during the summer, with the exceptions of Hong Kong, China, Taiwan, Brazil, and Hungary. Economic growth continued in most Latin American, Eastern European, and Mediterranean contries, but many Asian economies slowed. Moderate global economic growth plus continued foreign direct investment and expanding international trade should lead to some recovery in Asian markets and help underpin Latin American and Eastern European markets next year.

For 1997, we expect continued economic improvement in Europe to provide a favorable international investment climate. A rebound in many of the emerging markets is anticipated with only selective opportunities in Japan. The portfolio continues to be overweighted in emerging markets, Europe, and other developed markets at the expense of Japan.

U.S. Government Category
Rising interest rates and the downward trend in the bond market, which began in February, continued through mid-June. The 30-year Treasury Bond (1) reached its lowest point for the year on June 12, 1996, which measured -14.3% on a total return basis (change in price plus interest) from the end of last year. The 30-year Treasury Bond recouped 63% of its drop in price between early September and the end of this reporting period as interest rates declined.

The bond market continues to be impacted in a highly volatile manner following mixed reports indicating either strength or moderation in our economy. We will continue to maintain a mix of short, intermediate, and long-term maturities within this portfolio segment to provide a high level of income with moderate volatility in price.

Real Estate Category
Real Estate securities were solid performers during the six months ended November 30, 1996. Shares of Real Estate Investment Trusts (REITs), as measured by the National Association of Real Estate Investment Trusts (NAREIT) equity index, rose 16.2% on a total return basis. This was above the 14.4% return on the S&P 500 Index (2) and the 9.3% 10-year Treasury bond return. However, REITs performed poorly relative to the S&P 500 Index on a three-year basis (13.3% vs 20.9%) despite solid cash flow growth. Consequently, the average REIT cash flow multiple versus the S&P 500 Index cash flow multiple is at an historical low level. Because of strong property level fundamentals we expect REITs to continue reporting favorable growth numbers. Therefore, in our view, REIT stocks offer an interesting and potentially profitable combination of growth and value.

Compared to the NAREIT equity index, the Fund is overweighted in office and industrial properties, self-storage facilities, manufactured home communities, and full-service hotels. It is underweighted in apartments and retail. Also, it has no exposure to REITs that do not specialize by property type or to REITs that focus on the long-term triple net lease or healthcare businesses.

Gold Category
Gold prices fell 4.9% from $390.55 to $371.30 during the six months ended November 30, 1996, making the lowest price since April, 1994. The major forces behind the decline were a strong U.S. dollar which depressed overseas demand, rising mine output, European cental bank selling, and the announcements by the International Monetary Fund and the Swiss National Bank of possible future sales of a portion of their very large gold reserve positions.

1 Treasury bonds are non-callable, extremely liquid, and settle on a cash basis. You can buy and pay for them or sell and receive payment for them on the same day.

2 The S&P 500 Index is an unmanaged index representing the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.


              Top 10 Industries
              (% of Net Assets)
           ----------------------

Real Estate Investment Trusts            22.8
Oil                                       4.3
Telecommunications                        4.3
Healthcare                                4.0
Gold Mining                               3.4
Aerospace/Defense                         3.0
Chemicals                                 3.0
Retail                                    3.0
Machinery - Diversified                   2.5
Banks                                     2.4

              Top 3 Holdings in Each Sector
                   (% of Net Assets)
            --------------------------------
GOLD
-----
Barrick Gold                                .3
Newmont Mining                              .3
Freeport-McMoRan
   Copper & Gold "A"                        .2

FOREIGN
-------
Verenigd Besit VNU                          .4
Elf Aquitaine ADS                           .4
VA Technologie AG                           .4

REAL ESTATE
-----------
Starwood Lodging Trust                     1.0
Hilton Hotels                              1.0
Duke Realty Investments                    1.0

U.S. GOVERNMENT
---------------
U.S. Treasury Bond @ 7.88%                 6.1
U.S. Treasury Bond @ 7.63%                 5.0
GNMA Pool #348947 @ 7.00%                  1.0

BASIC VALUE STOCKS
------------------
Boeing                                     1.2
B.F. Goodrich                              1.2
Deere & Co.                                1.2

Foreign investing is subject to additional risks which are discussed in the Fund's prospectus. Gold mining stocks involve additional risk because of gold's price volatility. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 11 for a complete listing of the Portfolio of Investments in Securities.

[A pie chart is shown here depicting the Asset Allocation as of November 30, 1996 for the USAA Cornerstone Strategy Fund to be: Foreign - 23.9%, U.S. Government Securities - 23.3%, Basic Value - 24.7%, Gold - 3.4% and Real Estate
 - 24.4%.]

* Percentages are of the Net Assets in the Portfolio and may or may not equal 100%.


Cornerstone Strategy Fund
Statement of Assets and Liabilities
(In Thousands)


Investments in securities, at market value (identified cost of $904,932)                $  1,149,096
Cash                                                                                             446
Cash denominated in foreign currencies (identified cost of $909)                                 910
Receivables:
  Capital shares sold                                                                         1,217
  Dividends and interest                                                                      4,564
  Securities sold                                                                               868
                                                                                         -------------
    Total assets                                                                          1,157,101
                                                                                         -------------
Liabilities
  Securities purchased                                                                        3,173
  Unrealized depreciation on foreign currency contracts held, at value                           15
  Capital shares redeemed                                                                       520
  USAA Investment Management Company                                                            696
  USAA Transfer Agency Company                                                                  214
  Accounts payable and accrued expenses                                                         219
                                                                                      ---------------
     Total liabilities                                                                        4,837
                                                                                      ---------------
       Net assets applicable to capital shares outstanding                            $  1,152,264
                                                                                      ================
Represented by:
 Paid-in capital                                                                      $    887,646
 Accumulated undistributed net investment income                                            17,382
 Accumulated net realized gain on investments                                                3,066
 Net unrealized appreciation of investments                                                244,164
 Net unrealized appreciation on foreign currency translations                                    6
                                                                                      ----------------
     Net assets applicable to capital shares outstanding                              $  1,152,264
                                                                                      ================

   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                                          43,313
                                                                                      ================
   Net asset value, redemption price, and offering price per share                    $      26.60
                                                                                      ================


See accompanying notes to financial statements.

Cornerstone Strategy Fund
Portfolio of Investments in Securities
November 30, 1996
(Unaudited)
                                                                                          Market
   Number                                                                                 Value
 of Shares             Security                                                           (000)

                          Gold Stocks (3.4%)
               African Gold Companies (0.5%)
      100,000  Ashanti Goldfields Co. Ltd. GDS                                            $       1,437
       70,000  Gold Fields of South Africa Ltd. ADR                                               2,037
       15,000  Southvaal Holdings                                                                   433
       40,000  Western Deep Levels Ltd. ADR                                                       1,235
                                                                                           -------------
                                                                                                  5,142
                                                                                           -------------

               Australian Gold Companies (0.4%)
      725,000  Acacia Resources Ltd. *                                                            1,463
      400,000  Newcrest Mining Ltd.                                                               1,465
      325,000  Plutonic Resources Ltd.                                                            1,450
      202,800  Ranger Minerals NL *                                                                 660
                                                                                           -------------
                                                                                                  5,038
                                                                                           -------------

               North American Gold Companies (2.3%)
      150,000  Agnico-Eagle Mines Ltd.                                                            2,062
      110,000  Barrick Gold Corp.                                                                 3,300
      260,000  Battle Mountain Gold Co.                                                           1,885
       75,000  Bresea Resources Ltd. *                                                              634
      115,000  Dayton Mining Corp. *                                                                625
       92,000  Freeport-McMoRan Copper & Gold, Inc. "A"                                           2,748
       37,500  Getchell Gold Corp. *                                                              1,467
       67,500  Goldcorp, Inc. "A" *                                                                 586
       75,000  Golden Knight Resources, Inc. *                                                      473
       15,000  Greenstone Resources Ltd. *                                                          200
       67,500  Newmont Mining Corp.                                                               3,232
       75,000  Pioneer Group, Inc.                                                                1,819
      110,000  Placer Dome, Inc.                                                                  2,594
      175,000  Santa Fe Pacific Gold Corp.                                                        2,013
      325,000  TVX Gold, Inc. *                                                                   2,277
      100,000  Vengold, Inc. *                                                                      137
       81,714  Viceroy Resource Corp. *                                                             418
       81,000  Wharf Resources Ltd.                                                                 541
                                                                                           -------------
                                                                                                 27,011
                                                                                           -------------

               North American Platinum Companies (0.1%)
       77,500  Stillwater Mining Co. *                                                            1,356
                                                                                           -------------

               South American Gold Companies (0.1%)
       60,000  Compania de Minas Buenaventura ADR *                                        $        983
                                                                                           -------------
               Total gold stocks (cost: $36,353)                                                 39,530
                                                                                           -------------



                          Foreign Securities (23.9%)
                          Foreign Common Stocks (22.8%)
               Argentina (0.3%)
       50,700  Disco S.A. ADS *                                                                   1,274
       18,000  IRSA Inversiones y Representaciones S.A. GDS                                         558
      120,000  Quilmes Industrial (Quinsa) S.A. ADS                                               1,245
       28,000  Telefonica de Argentina S.A. ADR                                                     714
                                                                                           -------------
                                                                                                  3,791
                                                                                           -------------

               Australia (0.5%)
      100,000  Broken Hill Proprietary Co. Ltd.                                                   1,467
      702,100  CSL Ltd.                                                                           3,623
      555,600  National Mutual Holdings Ltd. *                                                      782
                                                                                           -------------
                                                                                                  5,872
                                                                                           -------------

               Austria (0.4%)
       30,000  VA Technologie AG                                                                  4,721
                                                                                           -------------

               Belgium (0.3%)
        7,580  Colruyt S.A.                                                                       3,385
                                                                                           -------------


               Canada (1.5%)
       69,000  Alliance Forest Products, Inc. *                                                   1,259
      109,300  Anderson Exploration Ltd. *                                                        1,406
      585,000  Beau Canada Exploration Ltd. *                                                     1,041
       98,500  Canadian National Railway Co.                                                      4,051
      157,000  Canadian Occidental Petroleum Ltd.                                                 2,788
      200,000  National Bank of Canada                                                            2,128
      104,000  OSF, Inc. *                                                                        1,003
       74,000  Suncor, Inc.                                                                       3,100
                                                                                           -------------
                                                                                                 16,776
                                                                                           -------------

               Chile (0.3%)
       19,400  Madeco S.A. ADS                                                             $        461
       86,100  Maderas y Sinteticos S.A. ADS                                                      1,173
       24,800  Sociedad Quimica y Minera de Chile S.A. ADS                                        1,289
                                                                                           -------------
                                                                                                  2,923
                                                                                           -------------

               China (0.1%)
      500,000  New World Infrastructure Ltd. *                                                    1,487
                                                                                           -------------

               Colombia (0.1%)
      118,000  Banco de Colombia GDS                                                                914
                                                                                           -------------

               Czech Republic (0.1%)
       26,000  Komercni Banka A.S. GDR                                                              663
        9,000  SPT Telecom A.S. *                                                                 1,017
                                                                                           -------------
                                                                                                  1,680
                                                                                           -------------

               Denmark (0.7%)
        5,300  InWear Group A/S *                                                                   240
       60,000  ISS International Service System A/S "B"                                           1,660
        9,370  Novo Nordisk A/S "B"                                                               1,733
       32,600  Tele Danmark A/S "B"                                                               1,626
       50,300  Tele Danmark A/S ADS                                                               1,257
       27,000  Unidanmark A/S                                                                     1,347
                                                                                           -------------
                                                                                                  7,863
                                                                                           -------------

               Egypt (0.1%)
       39,300  Suez Cement Co. S.A.E. GDS *                                                         631
                                                                                           -------------

               Finland (0.4%)
       80,000  Nokia Corp. ADS                                                                    4,490
                                                                                           -------------

               France (1.4%)
       72,300  Coflexip ADS *                                                                     1,943
      111,000  Elf Aquitaine ADS                                                                  4,870
       25,000  Eramet Group                                                                       1,324
       10,700  Essilor International                                                              3,081
       26,900  Louis Dreyfus Citrus *                                                               910
        6,746  Pathe S.A. *                                                                       1,576
        9,910  Roussel-Uclaf                                                                      2,597
                                                                                           -------------
                                                                                                 16,301
                                                                                           -------------

               Germany (0.8%)
       21,400  Adidas AG                                                                   $      1,857
       47,100  Deutsche Telekom AG ADR *                                                          1,007
       32,500  Leica Camera AG *                                                                  1,014
       68,000  Pfeiffer Vacuum Technology AG ADS *                                                1,156
       98,200  Rofin-Sinar Technologies, Inc. *                                                   1,264
       55,000  Veba AG                                                                            3,217
                                                                                           -------------
                                                                                                  9,515
                                                                                           -------------

               Hong Kong (0.5%)
    1,770,000  Amoy Properties Ltd.                                                               2,472
       51,000  Asia Satellite Telecommunications Holdings Ltd. ADR *                              1,294
      800,000  Hong Kong Telecommunications Ltd.                                                  1,387
      271,000  Varitronix International Ltd.                                                        503
                                                                                           -------------
                                                                                                  5,656
                                                                                           -------------

               Hungary (0.1%)
      100,000  Mol Magyar Olay Es Gazipari GDS                                                    1,145
                                                                                           -------------

               India (0.2%)
       40,500  Hindalco Industries Ltd. GDR                                                         826
      110,000  Larsen & Toubro Ltd. GDR                                                           1,595
                                                                                           -------------
                                                                                                  2,421
                                                                                           -------------

               Indonesia (0.3%)
      500,000  PT Asahimas Flat Glass Co. Ltd.                                                      336
    1,517,500  PT Bank Dagang Nasional Indonesia                                                  1,504
      210,000  PT HM Sampoerna                                                                    1,070
      680,000  PT Jaya Real Property                                                                870
                                                                                           -------------
                                                                                                  3,780
                                                                                           -------------

               Israel (0.3%)
       46,800  Blue Square - Israel Ltd. ADS *                                                      661
       58,000  Koor Industries Ltd. ADS                                                           1,008
       61,000  Teva Pharmaceutical Industries Ltd. ADS                                            2,821
                                                                                           -------------
                                                                                                  4,490
                                                                                           -------------

               Italy (0.8%)
      178,500  Arnoldo Mondadori Editore S.p.A.                                                   1,498
       53,400  Eni S.p.A. ADS                                                                     2,804
       80,000  Instrumentation Laboratory S.p.A. ADS *                                     $        960
    1,106,250  Olivetti and C., S.p.A. *                                                            389
       32,900  SAES Getters S.p.A. ADR *                                                            352
      950,000  STET S.p.A.                                                                        2,920
                                                                                           -------------
                                                                                                  8,923
                                                                                           -------------

               Japan (3.7%)
      110,000  Bridgestone Corp.                                                                  2,028
      144,000  Canon, Inc.                                                                        3,034
       95,000  Daibiru Corp.                                                                      1,109
       89,000  Higo Bank                                                                            617
      230,000  Hitachi Ltd.                                                                       2,140
      120,000  Honda Motor Co. Ltd.                                                               3,540
       66,000  Hoya Corp.                                                                         2,474
       50,000  Ito-Yokado Co. Ltd.                                                                2,524
       28,000  Kyocera Corp.                                                                      1,799
      104,500  Laox Co. Ltd.                                                                      1,606
      270,000  Minebea Co. Ltd.                                                                   2,304
      303,000  Mitsubishi Heavy Industries Ltd.                                                   2,474
      167,000  Mitsubishi Paper Mills Ltd.                                                          780
        7,000  Nippon Television Network                                                          2,102
      816,000  NKK Corp. *                                                                        2,006
      170,000  Nomura Securities Co. Ltd.                                                         2,866
           60  NTT Data Communications Systems Corp.                                              1,781
      210,000  Shiseido Co. Ltd.                                                                  2,526
      275,000  Terumo Corp.                                                                       3,622
       64,000  Tostem Corp.                                                                       1,843
                                                                                           -------------
                                                                                                 43,175
                                                                                           -------------

               Korea (0.2%)
       33,000  Korea Electric Power Corp.                                                         1,055
       15,715  Samsung Electronics Co. Ltd.                                                       1,185
        1,583  Samsung Electronics Co. Ltd. (New) *                                                 117
          154  Samsung Electronics Co. Ltd. GDR *                                                     7
                                                                                           -------------
                                                                                                  2,364
                                                                                           -------------

               Malaysia (0.2%)
      135,000  Edaran Otomobil Nasional Bhd                                                $      1,330
      140,000  Telekom Malaysia Bhd                                                               1,274
                                                                                           -------------
                                                                                                  2,604
                                                                                           -------------

               Mexico (0.7%)
    1,060,000  Controladora Comercial Mexicana, S.A. de C.V. *                                      954
       21,800  Controladora Comercial Mexicana, S.A. de C.V. GDR *                                  392
       98,255  Desc, Sociedad de Fomento Industrial, S.A. de C.V. ADS *                           2,125
       58,000  Panamerican Beverages, Inc. "A"                                                    2,712
      130,000  Tubos de Acero de Mexico, S.A. ADS *                                               1,771
                                                                                           -------------
                                                                                                  7,954
                                                                                           -------------

               Netherlands (1.2%)
       33,000  EVC International N.V.                                                             1,026
       28,000  Forasol-Foramer N.V. *                                                               504
      123,780  ING Group N.V.                                                                     4,336
       13,000  Oce-van der Grinten N.V.                                                           1,417
       33,500  Philips Electronics N.V.                                                           1,357
      240,000  Verenigd Besit VNU                                                                 4,899
                                                                                           -------------
                                                                                                 13,539
                                                                                          -------------

               Norway (0.4%)
      759,000  Christiania Bank og Kreditkasse                                                    2,330
      119,000  Nycomed ASA *                                                                      1,743
                                                                                           -------------
                                                                                                  4,073
                                                                                           -------------

               Peru (0.1%)
       54,000  Telefonica del Peru S.A. "B" ADS                                                   1,046
                                                                                           -------------

               Philippines (0.2%)
    3,400,000  Megaworld Properties *                                                             1,326
       44,575  Metropolitan Bank and Trust Co.                                                    1,034
                                                                                           -------------
                                                                                                  2,360
                                                                                           -------------

               Poland (0.2%)
      120,000  Elektrim S.A.                                                                      1,094
      154,780  Polifarb-Cieszyn S.A.                                                                782
                                                                                           -------------
                                                                                                  1,876
                                                                                           -------------

               Portugal (0.5%)
      101,000  Banco Totta E Acores S.A. *                                                 $      1,779
       56,700  Cimentos de Portugal *                                                             1,185
      111,700  Portugal Telecom, S.A. ADS                                                         2,960
                                                                                           -------------
                                                                                                  5,924
                                                                                           -------------

               Russia (0.1%)
       54,800  RAO Gazprom ADR *                                                                    988
                                                                                           -------------

               Singapore (0.4%)
      151,500  Keppel Corp. Ltd.                                                                  1,177
      275,000  Overseas Union Bank Ltd.                                                           2,020
      220,000  Singapore Land Ltd.                                                                1,263
                                                                                           -------------
                                                                                                  4,460
                                                                                           -------------

               South Africa (0.5%)
      251,100  Gencor Ltd.                                                                          893
      413,300  Malbak Ltd.                                                                        1,973
       84,263  Nedcor Ltd. GDR                                                                    1,243
       47,500  South African Breweries Ltd.                                                       1,198
                                                                                           -------------
                                                                                                  5,307
                                                                                           -------------

               Spain (0.7%)
      142,000  Autopistas del Mare Nostrum S.A.                                                   2,193
       16,400  Corporacion Mapfre                                                                   867
       67,800  Telefonica de Espana S.A. ADR                                                      4,475
       42,699  Vallehermoso S.A.                                                                    888
                                                                                           -------------
                                                                                                  8,423
                                                                                           -------------

               Sweden (1.0%)
       28,000  ABB AB "A"                                                                         3,240
       90,000  Autoliv AB                                                                         3,953
       45,000  Nordbanken AB                                                                      1,273
      140,000  Volvo AB                                                                           3,075
                                                                                           -------------
                                                                                                 11,541
                                                                                           -------------

               Switzerland (0.9%)
        3,650  Ciba Geigy AG                                                                      4,517
       16,900  Oerlikon Buhrle AG *                                                               1,744
          780  SGS Group AG                                                                $      1,804
        2,993  Sulzer AG P.C.                                                                     1,722
       39,900  Tag Heuer International S.A. ADS *                                                   558
                                                                                           -------------
                                                                                                 10,345
                                                                                           -------------

               Taiwan (0.4%)
    2,050,000  China Steel Corp.                                                                  1,887
      961,658  Far East Department Store *                                                        1,280
    1,049,000  Microtek International, Inc. *                                                     1,729
                                                                                           -------------
                                                                                                  4,896
                                                                                           -------------

               Thailand (0.1%)
      157,700  Finance One Public Co.                                                               451
      320,000  Krung Thai Bank                                                                      914
                                                                                           -------------
                                                                                                  1,365
                                                                                           -------------

               Turkey (0.1%)
    2,060,000  Olmuksa Mukavva Sanayi Ve Ticaret A.S.                                               247
   13,620,200  Yapi Ve Kredi Bankasi A.S.                                                           346
                                                                                           -------------
                                                                                                    593
                                                                                           -------------

               United Kingdom (1.8%)
      594,000  Bank of Scotland                                                                   2,916
      133,000  Comcast UK Cable Partners Ltd. *                                                   1,812
      615,000  Corporate Services Group plc                                                       1,737
       97,800  DFS Furniture Co. plc                                                                941
       15,600  Dr. Solomon's Group plc ADS *                                                        269
      400,000  Northern Ireland Electricity plc                                                   2,387
      780,000  Thistle Hotels plc *                                                               2,282
      743,500  Tomkins plc                                                                        3,106
       55,000  Vodafone Group plc ADR                                                             2,379
      988,000  WPP Group plc                                                                      3,663
                                                                                           -------------
                                                                                                 21,492
                                                                                           -------------

               Venezuela (0.1%)
       22,800  Compania Anonima Nacional Telefonos De Venezuela ADS *                               579
                                                                                           -------------

               Other Holdings (0.1%)
    1,390,000  Central European Growth Fund plc                                            $      1,425
      480,000  Central European Growth Fund plc Warrants *                                           89
                                                                                           -------------
                                                                                                  1,514
                                                                                           -------------

               Total foreign common stocks (cost: $208,431)                                     263,182
                                                                                           -------------



                         Foreign Preferred Stocks (0.9%)
               Australia (0.2%)
      864,100  Village Roadshow Ltd.                                                              2,497
                                                                                           -------------

               Brazil (0.5%)
   69,400,000  Companhia Energetica de Minas Gerais (Cemig)  2,207
   11,000,000  Petroleo Brasileiro S.A.                                                           1,504
   21,000,000  Telebras PN                                                                        1,590
                                                                                           -------------
                                                                                                  5,301
                                                                                           -------------

               Germany (0.1%)
       10,700  SAP ADS                                                                            1,470
                                                                                           -------------

               Korea (0.1%)
        5,386  Samsung Electronics Co. Ltd. GDR                                                     123
       17,874  Samsung Electronics Co. Ltd. GDS                                                     456
                                                                                           -------------
                                                                                                    579
                                                                                           -------------
               Total foreign preferred stocks (cost: $8,018)                                      9,847
                                                                                           -------------



  Principal
   Amount
    (000)


                               Foreign Bond (0.2%)
               Japan
    $2,100     MBL International Finance (Bermuda) Trust, Convertible Notes,
                  3.00%, 11/30/02 (cost: $2,167)                                                  2,318
                                                                                           -------------
               Total foreign securities (cost: $218,616)                                        275,347
                                                                                           -------------



                           Real Estate Stocks (24.4%)
               Hotel/Motel (1.0%)
      400,000  Hilton Hotels Corp.                                                         $     11,700
                                                                                           -------------

               Paper & Forest Products (0.6%)
      100,000  Rayonier, Inc.                                                                     3,875
       75,000  Weyerhaeuser Co.                                                                   3,450
                                                                                           -------------
                                                                                                  7,325
                                                                                           -------------

               Real Estate Investment Trusts (22.8%)
      142,900  Arden Realty Group, Inc. *                                                         3,447
      375,000  Avalon Properties, Inc.                                                            9,609
      450,000  Bradley Real Estate, Inc.                                                          7,875
      400,000  Cali Realty Corp.                                                                 11,300
      170,000  Camden Property Trust                                                              4,696
      200,000  Centerpoint Properties Corp.                                                       5,425
      100,000  Charles E. Smith Residential Realty, Inc.                                          2,525
      300,000  Chelsea GCA Realty, Inc.                                                           9,450
      275,000  Columbus Realty Trust                                                              5,844
      325,000  Developers Diversified Realty Corp.                                               10,928
      325,000  Duke Realty Investments, Inc.                                                     11,659
      315,500  Evans Withycombe Residential, Inc.                                                 6,428
      250,000  Excel Realty Trust, Inc.                                                           5,656
      350,000  First Industrial Realty Trust, Inc.                                               10,019
      275,000  Gables Residential Trust                                                           7,356
      175,000  Glimcher Realty Trust                                                              3,413
      350,000  Highwoods Properties, Inc.                                                        10,763
      350,000  Horizon Group, Inc.                                                                6,825
      350,000  Kimco Realty Corp.                                                                10,194
      450,000  Liberty Property Trust                                                            10,463
      300,000  Patriot American Hospitality, Inc.                                                11,363
      450,000  Prentiss Properties Trust *                                                       10,069
      376,000  Public Storage, Inc.                                                               9,541
      275,000  Reckson Associates Realty Corp.                                                   10,416
      275,000  ROC Communities, Inc.                                                              6,806
      350,000  Shurgard Storage Centers, Inc.                                                     9,625
      525,000  South West Property Trust, Inc.                                                    8,334
      200,000  Sovran Self Storage, Inc.                                                          5,675
      250,000  Starwood Lodging Trust                                                            11,938
      300,000  Storage USA, Inc.                                                                 11,325
      350,000  Sun Communities, Inc.                                                             11,156
       84,700  Weeks Corp.                                                                        2,403
                                                                                           -------------
                                                                                                262,526
                                                                                           -------------
               Total real estate stocks (cost: $229,798)                                        281,551
                                                                                           -------------



                           Basic Value Stocks (24.7%)
               Aerospace/Defense (3.0%)
      300,000  B.F. Goodrich Co.                                                                 13,463
      140,000  Boeing Co.                                                                        13,912
      115,000  Rockwell International Corp.                                                       7,389
                                                                                           -------------
                                                                                                 34,764
                                                                                           -------------

               Automobiles (0.6%)
      200,000  Chrysler Corp.                                                                     7,100
                                                                                           -------------

               Bank Holding Companies - Money Center (0.4%)
       53,000  Bankers Trust New York Corp.                                                       4,611
                                                                                           -------------

               Chemicals (2.9%)
      100,000  Dow Chemical Co.                                                                   8,375
      325,000  Monsanto Co.                                                                      12,919
      122,600  Olin Corp.                                                                         4,888
      150,000  Union Carbide Corp.                                                                6,919
                                                                                           -------------
                                                                                                 33,101
                                                                                           -------------

               Containers - Metals & Glass (0.3%)
      135,000  Ball Corp.                                                                         3,308
                                                                                           -------------

               Distribution & Pipelines (0.4%)
      120,000  NICOR, Inc.                                                                        4,425
                                                                                           -------------

               Drugs (0.4%)
      110,000  Pharmacia & Upjohn, Inc.                                                           4,249
                                                                                           -------------

               Electric Power (0.4%)
      190,000  Houston Industries, Inc.                                                    $      4,180
                                                                                           -------------

               Healthcare - Diversified (1.5%)
      140,000  American Home Products Corp.                                                       8,995
       70,000  Bristol-Myers Squibb Co.                                                           7,962
                                                                                           -------------
                                                                                                 16,957
                                                                                           -------------

               Insurance - Property/Casualty (1.0%)
      150,000  Allstate Corp.                                                                     9,037
       68,000  Hartford Steam Boiler Inspection & Insurance Co.                                   3,094
                                                                                           -------------
                                                                                                 12,131
                                                                                           -------------

               Machinery - Diversified (2.2%)
      145,000  Caterpillar, Inc.                                                                 11,473
      300,000  Deere & Co.                                                                       13,388
                                                                                           -------------
                                                                                                 24,861
                                                                                           -------------

               Manufacturing - Diversified Industries (0.7%)
      100,000  Minnesota Mining & Manufacturing Co.                                               8,375
                                                                                           -------------

               Office Equipment & Supplies (0.6%)
      132,000  Xerox Corp.                                                                        6,485
                                                                                           -------------

               Oil - Domestic (0.5%)
      250,000  Occidental Petroleum Corp.                                                         6,000
                                                                                           -------------

               Oil - International (1.9%)
       70,000  Chevron Corp.                                                                      4,690
       60,000  Mobil Corp.                                                                        7,260
      100,000  Texaco, Inc.                                                                       9,912
                                                                                           -------------
                                                                                                 21,862
                                                                                           -------------

               Paper & Forest Products (0.8%)
      275,000  James River Corp.                                                                  8,800
                                                                                           -------------

               Railroads (0.7%)
       85,000  Norfolk Southern Corp.                                                             7,650
                                                                                           -------------

               Retail - Department Stores (0.8%)
      120,000  May Department Stores Co.                                                          5,850
       85,000  Nordstrom, Inc.                                                                    3,698
                                                                                           -------------
                                                                                                  9,548
                                                                                           -------------

               Retail - General Merchandising (1.0%)
      125,000  J.C. Penney Company, Inc.                                                   $      6,719
       90,000  Sears, Roebuck & Co.                                                               4,477
                                                                                           -------------
                                                                                                 11,196
                                                                                           -------------

               Telephones (2.0%)
      120,000  GTE Corp.                                                                          5,385
      167,000  NYNEX Corp.                                                                        7,744
       73,000  SBC Communications Corp.                                                           3,842
      160,000  Sprint Corp.                                                                       6,700
                                                                                           -------------
                                                                                                 23,671
                                                                                           -------------

               Tobacco (2.3%)
      140,000  American Brands, Inc.                                                              6,685
       80,000  Philip Morris Companies, Inc.                                                      8,250
      180,000  RJR Nabisco Holdings Corp.                                                         5,760
      220,000  Universal Corp.                                                                    6,325
                                                                                           -------------
                                                                                                 27,020
                                                                                           -------------

               Transportation - Miscellaneous (0.3%)
      150,000  APL Ltd.                                                                           3,600
                                                                                           -------------
               Total basic value stocks (cost: $168,515)                                        283,894
                                                                                           -------------



  Principal
   Amount
    (000)

                     U.S. Government & Agency Issues (23.3%)
               Government National Mortgage Assoc. (6.2%)
   $35,584        6.50%, 5/15/23 - 4/15/24                                                       34,885
    19,980        7.00%, 8/15/23                                                                 20,008
     3,135        7.50%, 3/15/17                                                                  3,223
     2,893        8.00%, 6/15/16 - 3/15/17                                                        3,030
     3,954        8.50%, 9/15/09 - 2/15/17                                                        4,199
       319        9.00%, 6/15/16 - 10/15/16                                                         345
     4,728        9.50%, 6/15/09 - 8/15/17                                                        5,178
       705       10.00%, 11/15/09 - 4/15/16                                                         773
        66       11.50%, 3/15/13                                                                     76
         5       12.50%, 8/15/14                                                                      5
                                                                                           -------------
                                                                                                 71,722
                                                                                           -------------

               U.S. Treasury Bonds (11.1%)
    $50,000    7.63%, 2/15/25                                                              $     57,547
     60,000    7.88%, 2/15/21                                                                    70,162
                                                                                           -------------
                                                                                                127,709
                                                                                           -------------

               Discount Note (6.0%)
     69,365    Federal Home Loan Mortgage Corp., 5.70%, 12/02/96                                 69,343
                                                                                           -------------
               Total U.S. government & agency issues (cost: $251,650)                           268,774
                                                                                           -------------
               Total investments (cost: $904,932)                                          $  1,149,096
                                                                                           =============


---------------------------
 *Non-income producing.

                          Portfolio Summary By Industry
                        ---------------------------------

                 U.S. Government & Agency Issues              23.3%
                 Real Estate Investment Trusts                22.8
                 Oil                                           4.3
                 Telecommunications                            4.3
                 Healthcare                                    4.0
                 Gold Mining                                   3.4
                 Aerospace / Defense                           3.0
                 Chemicals                                     3.0
                 Retail                                        3.0
                 Machinery - Diversified                       2.5
                 Banks                                         2.4
                 Tobacco                                       2.4
                 Paper & Forest Products                       1.6
                 Automobiles                                   1.3
                 Hotel / Motel                                 1.2
                 Manufacturing - Diversified                   1.2
                 Electric Power                                1.1
                 Insurance - Property / Casualty               1.1
                 Railroads                                     1.0
                 Other                                        12.8
                                                            --------
                                                              99.7%
                                                            ========

General Notes
Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

ADS/ADR -- American Depositary Shares/Receipts are foreign shares held by a U.S bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

GDS/GDR -- Global Depositary Shares/Receipts are foreign shares held by a non-U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.

See accompanying notes to financial statements.

Cornerstone Strategy Fund
Statement of Operations
(in Thousands)
Six-month period ended November 30, 1996
(Unaudited)
Net investment income:
   Income (net of foreign taxes withheld of $338):
      Dividends                                                                               $  14,793
      Interest                                                                                    8,468
                                                                                              ----------
         Total income                                                                            23,261
                                                                                              ----------
   Expenses:
      Management fees                                                                             4,039
      Transfer agent's fees                                                                       1,260
      Custodian's fees                                                                              236
      Postage                                                                                       143
      Shareholder reporting fees                                                                     59
      Trustees' fees                                                                                  2
      Registration fees                                                                              51
      Audit fees                                                                                     12
      Legal fees                                                                                      3
      Other                                                                                          21
                                                                                              ----------
         Total expenses                                                                           5,826
                                                                                              ----------
               Net investment income                                                             17,435
                                                                                              ----------
Net realized and unrealized gain on investments and foreign currency:
   Net realized gain (loss) on:
      Investments                                                                                12,077
      Foreign currency transactions                                                                  (9)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                                                67,179
      Translation of assets and liabilities in foreign currencies                                     8
                                                                                              ----------
               Net realized and unrealized gain                                                  79,255
                                                                                              ----------
Increase in net assets resulting from operations                                              $  96,690
                                                                                              ==========


See accompanying notes to financial statements.


Cornerstone Stratey Fund
Statement of Changes in Net Assets
(In Thousands)


Six-month period ended November 30, 1996
and Year ended May 31, 1996
(Unaudited)

                                                                          11/30/96            5/31/96
From operations:
   Net investment income                                                $     17,435       $     28,893
   Net realized gain on investments                                           12,077             32,052
   Net realized loss on foreign currency transactions                             (9)               (35)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                             67,179             92,461
      Foreign currency translations                                                8                (18)
                                                                        -------------      --------------
      Increase in net assets resulting from operations                        96,690            153,353
                                                                        -------------      --------------
Distributions to shareholders from:
   Net investment income                                                     (11,398)           (28,657)
                                                                        -------------      --------------
   Net realized gains                                                        (34,550)           (12,787)
                                                                        -------------      --------------
From capital share transactions:
   Proceeds from shares sold                                                  85,146            163,592
   Shares issued for dividends reinvested                                     45,128             40,525
   Cost of shares redeemed                                                   (64,596)          (154,769)
                                                                        -------------      --------------
      Increase in net assets from capital share transactions                  65,678             49,348
                                                                        -------------      --------------
Net increase in net assets                                                   116,420            161,257
Net assets:
   Beginning of period                                                     1,035,844            874,587
                                                                        -------------     ---------------
   End of period                                                        $  1,152,264       $  1,035,844
                                                                        ==============    ===============
Undistributed net investment income included in net assets:
   Beginning of period                                                  $     11,354       $     10,933
                                                                        ==============    ===============

   End of period                                                        $     17,382       $     11,354
                                                                        ==============    ===============
Change in shares outstanding:
   Shares sold                                                                 3,375              6,770
   Shares issued for dividends reinvested                                      1,831              1,731
   Shares redeemed                                                            (2,560)            (6,475)
                                                                        --------------     --------------
      Increase in shares outstanding                                           2,646              2,026
                                                                        ==============     ==============


See accompanying notes to financial statements.

(1) Summary of Significant Accounting Policies
USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the Cornerstone Strategy Fund (the Fund). The Fund's investment objective is to achieve a positive, inflation-adjusted rate of return and a reasonably stable value of Fund shares, thereby preserving the purchasing power of shareholders' capital.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgement, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers in securities, and general market conditions.

5. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting for investments in passive foreign investment companies, reclassifications were made to the statement of assets and liabilities at May 31, 1996 to increase accumulated undistributed net investment income by $220,310 and to decrease accumulated net realized gain on investments by $220,310.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities. Amortization of market discounts on long-term securities is recognized as interest income upon disposition of the security to the extent there is a gain on disposition.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

E. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2)   Lines of Credit
The Fund participates with other USAA funds in two joint short-term revolving loan agreements totaling $850 million through January 14, 1997, one with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($750 million uncommitted), and one with an unaffiliated bank ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under these agreements, the Fund may borrow up to a maximum of 25% of its total assets, of which only 5% may be borrowed from CAPCO, at the lending institution's borrowing rate plus a markup. The Fund had no borrowings under either of these agreements during the six-month period ended November 30, 1996.

(3)   Distributions
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4)   Investment Transactions
Purchases and sales/maturities of securities, excluding short-term securities, for the six-month period ended November 30, 1996 were $158,511,143 and $140,801,193, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1996 was $259,464,382 and $15,300,442, respectively.

(5)   Foreign Currency Contracts
A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1996, the terms of open foreign currency contracts were as follows (in thousands):

                                      U.S. Dollar                         U.S. Dollar      Unrealized
  Exchange       Currency to be       Value as of     Currency to be       Value as of    Appreciation
    Date            Delivered          11/30/96          Received           11/30/96     (Depreciation)

  12/02/96    15 Australian Dollar     $     12       12 U.S. Dollar        $    12          $   -
  12/02/96     11,919 Japanese Yen          105       105 U.S. Dollar           105              -
  12/02/96    2,209 Philippine Peso          84       84 U.S. Dollar             84              -
  12/02/96        3 U.S. Dollar               3       5 Deutsche Mark             3              -
  12/02/96       921 U.S. Dollar            921       4,761 French Franc        911            (10)
  12/03/96     3,356 Japanese Yen            29       29 U.S. Dollar             29              -
  12/03/96     837 Philippine Peso           32       32 U.S. Dollar             32              -
  12/03/96     138 Singapore Dollar          99       99 U.S. Dollar             99              -
  12/03/96       23 U.S. Dollar              23      35 Deutsche Mark            23              -
  12/03/96       14 U.S. Dollar              14      368 Thailand Baht           14              -
  12/04/96     914 Philippine Peso           35       35 U.S. Dollar             35              -
  12/04/96      24 British Pound             40       40 U.S. Dollar             40              -
  12/04/96    137 Singapore Dollar           98       98 U.S. Dollar             98              -
  12/04/96        7 U.S. Dollar               7      10 Deutsche Mark             7              -
  12/04/96       17 U.S. Dollar              17      435 Thailand Baht           17              -
  12/05/96    73 Australian Dollar           59       59 U.S. Dollar             59              -
  12/05/96     11 Philippine Peso             1        1 U.S. Dollar              1              -
  12/05/96      1,008 U.S. Dollar         1,008    1,352 Canadian Dollar      1,003             (5)
  12/05/96       101 U.S. Dollar            101      156 Deutsche Mark          101              -
  12/06/96        25 U.S. Dollar             25      38 Deutsche Mark            25              -
                                          ------                             -------           ------
                                       $  2,713                             $ 2,698          $ (15)
                                         =======


(6)   Transactions with Manager
A. Management fees - The investment policies of the Fund and management of the Fund's portfolio are carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no fee or other remuneration for such services.

D. Brokerage services - USAA Brokerage Services, a discount brokerage service of the Manager, may execute portfolio transactions for the Fund. The amount of brokerage commissions paid to USAA Brokerage Services during the six-month period ended November 30, 1996 was $11,830.

(7)   Financial Highlights
Per share operating performance for a share outstanding throughout each period is as follows:

                              Six-month                              Eight-month
                            Period Ended          Year Ended        Period Ended        Year Ended
                            November 30,            May 31,            May 31,         September 30,

                                1996           1996        1995         1994       1993          1992

Net asset value at
   beginning of period    $      25.47   $     22.63   $    23.24   $    23.43   $   19.94   $    18.62
Net investment income              .40           .73          .68          .40         .60          .65
Net realized and
   unrealized gain                1.85          3.18          .67          .29        3.52         1.26
Distributions from net
   investment income              (.28)         (.74 )       (.58)        (.59)       (.63 )       (.59)
Distributions of realized
   capital gains                  (.84)         (.33 )      (1.38)        (.29)           -           -
                              ----------      ---------    ----------   --------     -------      --------
Net asset value at
   end of period          $      26.60   $     25.47   $    22.63   $    23.24   $   23.43   $    19.94
                              ==========      =========   ==========    =========   ========     =========
Total return (%) *                9.19         17.79         6.43         3.00       21.35        10.53
Net assets at end
   of period (000)        $  1,152,264   $ 1,035,844   $  874,587   $  814,869   $ 707,795   $  567,212
Ratio of expenses to
   average net assets (%)         1.09(a)       1.15         1.13         1.11(a)          1.18           1.18
Ratio of net investment
   income to average
   net assets (%)                 3.26(a)       3.06         3.16         2.68(a)          2.92           3.25
Portfolio turnover (%)           13.98         36.15        33.17        30.87       45.18        32.71
Average commission
   rate paid per share+   $      .0136   $     .0039

  * Assumes reinvestment of all dividend income and capital gain distributions during the period.
  + Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.